UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-51270	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 20, 2005 our wholly-owned subsidiary, Apple Six Hospitality, Inc. completed a series of transactions which resulted in the purchase of five hotels. Upon the closing of each transaction, Apple Six Hospitality, Inc. assigned its rights and obligations under the single purchase contract relating to the five hotels, to its wholly-owned subsidiary, Apple Six Hospitality Ownership, Inc. Under the purchase contract, our purchasing subsidiary and the sellers satisfied a number of closing conditions which resulted in the completion of the sale and purchase. The sellers are related to each other, but have no material relationship to us or our subsidiaries, other than through the purchase contract.

The table below describes the five hotels involved:

Hotel	Franchise (a)	Seller	Number of Rooms	Purchase Price (b)	Closing Date
Wallingford, CT	Homewood Suites	Briad Lodging Group Wallingford, LLC	104	$12,780,000	July 8, 2005
Rocky Hill, CT	Residence Inn	Briad Lodging Group Rocky Hill, LLC	96	12,070,000	August 1, 2005
Somerset, NJ	Homewood Suites	Briad Lodging Group Somerset, LLC	123	17,750,000	August 17, 2005
Mt. Olive, NJ	Residence Inn	Briad Lodging Group Mt. Olive, LLC	123	12,070,000	September 15, 2005
Farmington, CT	Courtyard by Marriott	Briad Lodging Group Hartford, LLC	119	16,330,000	October 20, 2005

TOTAL			565	$71,000,000

Notes:

(a) All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

(b) An additional payment of $1,000,000, to be allocated among the five hotels, is payable to the sellers as deferred purchase price upon the completion of certain unsatisfied post-closing conditions by August 1, 2006.

The purchase price under the master purchase contract was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the single purchase contract and the five hotels is set forth in our Form 8-K dated April 8, 2005 and filed with the Securities and Exchange Commission on April 20, 2005, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

a.	Financial Statements of Assets Acquired

(Financial statements will be filed as necessary by amendment within the required time period).

b.	Pro Forma Financial Information

(Pro forma information will be filed as necessary by amendment within the required time period).

c.	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President October 25, 2005